EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made as of January 30, 2006, by and between Strong Technical Inc., a Delaware corporation (the "Company"), and those persons whose names appear on Schedule A, as such Schedule A is amended from time to time (collectively, the "Investors").

                                   WITNESSETH:


         WHEREAS, the Company has entered into a Securities Purchase Agreement, dated January 30, 2006, with each of the Investors (the "Purchase Agreement"), pursuant to which each Investor has agreed to purchase units, each unit consisting of two shares of the Company's Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), and a stock purchase warrant (a "Warrant") to purchase one share of Common Stock (defined below), for $0.1414467, subject to adjustment; and

         WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, the Company has agreed to grant certain registration rights to the Investors on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

         1. DEFINITIONS. The following terms used in this Agreement shall have the meanings set forth below:

                   1.1 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.2 "Common Stock" shall mean the common stock, par value $.001 per share, of the Company, or any class of securities into which the Common Stock may be reclassified hereafter.

                  1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.4 "Form S-1" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

                  1.5 "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  1.6 "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

                  1.7 "Registrable Securities" means the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and/or the exercise of the Warrants purchased pursuant to the Purchase Agreement.

                  1.8 "Registration Expenses" means all expenses incurred by the Company in compliance with Section 3 of this Agreement, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, the expenses of any special audits incident to or required by any such registration and the expense of any "comfort letters" (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  1.9  "Required   Investors"  means  the  Investors  holding  a
majority of the Registrable Securities.

                  1.10 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.11 "Selling Expenses" means all selling commissions or underwriter's discounts applicable to the sale of Registrable Securities.

         2. REGISTRATION.

                  2.1 The Company will file, within 70 days of the date of this Agreement (the "Filing Date"), a registration statement on Form S-1 (or such other form as is appropriate) registering the offer and sale of the Registrable Securities by the holders thereof and containing the "PLAN OF DISTRIBUTION" attached hereto as SCHEDULE B. Except for those holders of the Company's securities with registration rights listed on SCHEDULE 2.1(W) to the Purchase
Agreement, such registration statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the holders of a majority of the Registrable Securities.

                  2.2 Upon the written demand of any Investor and upon any change in the Warrant Price (as defined in the Warrants) such that additional shares of Common Stock become issuable upon the exercise of the Warrants, the Company shall prepare and file with the SEC one or more registration statements on Form S-1 or amend the registration statement filed pursuant to Section 2.1 above, if such registration statement has not previously been declared effective (or, if Form S-1 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of such additional shares of Common Stock (the "ADDITIONAL SHARES"), subject to the Required Investors' consent) covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective registration statement. Such registration statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares.

                  2.3 Promptly following the date (the "QUALIFICATION DATE") upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities or Additional Shares, as applicable, for resale, but in no event more than thirty (30) days after the Qualification Date (the "QUALIFICATION DEADLINE"), the Company shall file a registration statement on Form S-3 covering the Registrable Securities or Additional Shares, as applicable (or a post-effective amendment on Form S-3 to any registration statement on Form S-1) (a "SHELF REGISTRATION STATEMENT") and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter.

                  2.4 If (a) the registration statement required by Section 2.1 is not filed by the Filing Date or is not declared effective by the Commission within 120 days of the date of this Agreement (unless such registration statement is subject to a partial or full review by the Commission, in which case such date by which the registration statement must be declared effective by the Commission shall be extended to the earlier of (i) 60 days from the date of the first comment letter received by the Company from the Commission or (ii) 150 days from the date of this Agreement), (b) a registration statement required by
Section 2.2 is not filed within 20 days of the date of request by any Investor or such registration statement is not declared effective within 120 days of the date of such request (unless such registration statement is subject to a partial or full review by the Commission, in which case such date by which the registration statement must be declared effective by the Commission shall be extended to the earlier of (i) 60 days from the date of the first comment letter received by the Company from the Commission or (ii) 150 days from the date of such request), (c) a Shelf Registration covering the Registrable Securities is not filed by the Commission on or prior to the Qualification Deadline or declared effective within 120 days of the Qualification Deadline (unless such registration statement is subject to a partial or full review by the Commission, in which case such date by which the registration statement must be declared effective by the Commission shall be extended to the earlier of (i) 60 days from the date of the first comment letter received by the Company from the Commission or (ii) 150 days from the Qualification Deadline), (d) a registration statement filed pursuant to this Agreement is not declared effective by the Commission within five days of the date the Company receives notice from the Commission that such registration statement will not be reviewed or is no longer subject to further review and comments, or (e) after a registration statement filed pursuant to this Agreement has been declared effective by the Commission, sales cannot be made pursuant to such registration statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the registration statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to Section 2.5 below (any such failure or breach being referred to as an "Event" and the date on which such Event occurs being referred to as "Event Date"), then, on the Event Date and on the date of every monthly anniversary thereof until the Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the amount paid by such Investor pursuant to the Purchase Agreement for the Registrable Securities purchased by such

Investor.  If the Company fails to pay any liquidated  damages  pursuant to this
Section 2.4 in full within three days after the date payable, the Company will pay to the Investor interest thereon at the rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

                  2.5 For not more than twenty (20) consecutive days or for a total of not more than forty (40) trading days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration statement contemplated by this Section 2 containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "ALLOWED DELAY"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under any registration statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

         3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement will be borne by the Company, and all Selling Expenses will be borne by the Investors.

         4. REGISTRATION PROCEDURES.

                  4.1 With respect to any registration effected by the Company pursuant to this Agreement, the Company will confirm initiation of the registration by giving written notice of initiation and completion thereof to all of the Investors and will, at its expense:

                      (a) Keep the registration statement covering the Registrable Securities continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such registration statement as amended from time to time, have been sold, and
(ii) the date on which all Registrable Securities covered by such registration statement may be sold pursuant to Rule 144(k) (the "EFFECTIVENESS PERIOD") and advise the Investors in writing when the Effectiveness Period has expired;


                      (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                      (c) Notify each seller of the Registrable Securities covered by the registration statement of the declaration by the Commission of the effectiveness of such registration statement and of any stop order issued or threatened by the Commission in connection therewith;

                      (d) Comply with Rule 172 and, if the Company is unable to satisfy the conditions of Rule 172, so notify the Investors and promptly furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as an Investor from time to time may reasonably request;

                      (e) Notify each seller of Registrable Securities covered by the registration statement of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and file with the Commission pursuant to Rule 424(b) and, if requested by any seller, furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                      (f) List all such Registrable Securities registered in the registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                      (g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, not later than the effective date of the registration;

                      (h) Make available for inspection by any Investor and any attorney or accountant retained by any such Investor, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Investor, attorney or accountant in connection with the registration statement;

                      (i) Furnish to each selling Investor upon request a copy of all documents filed with and all correspondence from or to the Commission in connection with the offering;

                      (j) Use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or "blue sky" laws of such jurisdictions within the United States as any seller of Registrable Securities covered by the registration statement may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

                      (k) Make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act.

                  4.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities of any Investor that such Investor shall furnish to the Company such information regarding itself and the Registrable Securities held by it as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                  4.3 In connection with the preparation and filing of the registration statement under this Agreement, the Company will give the Investors on whose behalf such Registrable Securities are to be registered and their respective counsel and accountants the opportunity to review and make comments to the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Investor such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Investors or their counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

         5.       INDEMNIFICATION.

                  5.1 To the extent permitted by law, the Company will indemnify and hold harmless each Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon (i) any breach by the Company of its obligations hereunder, (ii) any untrue statement or alleged untrue statement, or any misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus, "free writing prospectus" as defined in Rule 163 under the Securities Act, offering circular or other document, notification or the like, or any amendments or supplements thereto, or arise out of or are based upon the omissions or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of applicable state and federal securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the registration, qualification or compliance; and will reimburse each such Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, for any legal or other expenses reasonably incurred and as incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement made in reliance upon and based upon written information furnished to the Company expressly for use in connection with such registration by any such Investor or controlling Person.

                  5.2 To the extent permitted by law, each Investor severally but not jointly will, if Registrable Securities held by such Investor are included in the securities as to which the registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, and each Person, if any, who controls the Company (other than such Investor), against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof) to which the Company or any such director, officer, controlling Person, agent or attorney may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement was made in such registration statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information with respect to such Investor furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company, each of its directors and officers, and each Person controlling the Company for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in the registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use therein. Notwithstanding anything to the contrary contained herein, no Investor shall be liable under this Section 5.2 for any amount in excess of the net proceeds to such Investor from the sale of Registrable Securities giving rise to such liability.

                  5.3 Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party may reasonably be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expense and fees of such separate counsel and other expenses relating to such participation to be reimbursed by the indemnifying party as incurred. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall not relieve such indemnifying party of liability to the indemnified party under this paragraph, but such liability shall be reduced in accordance with the extent of such prejudice. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  5.4 If for any reason the indemnification provided for in Sections 5.1 and 5.2 is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.


         6. OBLIGATIONS OF THE INVESTORS.

                  (a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of any registration statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the registration statement. An Investor shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such registration statement if such Investor elects to have any of the Registrable Securities included in the registration statement.

                  (b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a registration statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such registration statement.

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to
Section 2.5 or (ii) the happening of an event pursuant to Section 4(e) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

         7. TRANSFER OR ASSIGNMENT. The rights to cause the Company to register securities granted by the Company under this Agreement may be assigned or otherwise transferred by any Investor or by any subsequent transferee of any such rights without the written consent of the Company.

         8. NO CONFLICT OF RIGHTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Investors in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to any holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Investors in this Agreement.

         9. EXCHANGE ACT COMPLIANCE. So long as the Company remains subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or
(c) any similar rules or regulations hereunder adopted by the Commission. Upon the request of any Investor holding Registrable Securities, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements.

         10. MISCELLANEOUS.

                  10.1 DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision will be applicable whether such action is taken directly or indirectly by such person.

                  10.2 GOVERNING LAW. This Agreement will be deemed to have been made and delivered in New York, New York and will be governed by, and construed in accordance with, the internal laws of the State of New York. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                  10.3 SECTION HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and may not be deemed to constitute a part thereof.

                  10.4 NOTICES. All communications and notices under this Agreement must be in writing and delivered by hand or mailed by overnight courier that can provide receipt of delivery or by registered or certified mail, postage prepaid:

     If to the Company:      Strong Technical Inc.
                             c/o Henan Zhongpin Food Share Co., Ltd.
                             21 Changshe Road
                             Changge City, Henan Province
                             The People's Republic of China

     If to any Investor:     To the address set forth in the Purchase Agreement

                  10.5 SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  10.6 ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties.

                  10.7 COUNTERPARTS; FAX EXECUTION. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will be considered one and the same agreement. This Agreement may be executed by fax delivery of a signed signature page to the other parties and such fax execution will be effective for all purposes.

                  10.8 SEVERABILITY. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            [SIGNATURE PAGE FOLLOWS]

         EXECUTED:

                                    STRONG TECHNICAL INC.



                                    By:_____________________________________
                                         Name:
                                         Title:


                                    AMARANTH GLOBAL EQUITIES MASTER FUND LIMITED


                                    By: _____________________________

                                          Name:
                                          Title:


                                    ATLAS CAPITAL MASTER FUND LP


                                    By: _____________________________

                                           Name:
                                          Title:


                                    ATLAS CAPITAL (Q.P.), LP


                                    By: _____________________________

                                           Name:
                                          Title:


                                    ATLAS CAPITAL OFFSHORE EXEMPT FUND, LTD.


                                    By: _____________________________

                                            Name:
                                            Title:

                                    BFS US SPECIAL OPPORTUNITIES TRUST PLC


                                    By: _____________________________

                                           Name:
                                           Title:


                                    CRESTVIEW CAPITAL MASTER LLC


                                    By: _____________________________

                                           Name:
                                           Title:


                                    D.H. VERMOEGENSVERWALTUNG - und
                                      BETEILIGUNGSGESELLSCHAFT mbH


                                    By: _____________________________

                                           Name:
                                           Title:


                                    JAYHAWK CHINA FUND (CAYMAN), LTD.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    PINNACLE CHINA FUND LP


                                    By: _____________________________

                                           Name:
                                           Title:

                                    RENAISSANCE US GROWTH INVESTMENT TRUST PLC


                                    By: _____________________________

                                           Name:
                                           Title:



                                    ____________________________________

                                    MICHAEL ROSS


                                    SANDOR CAPITAL MATER FUND, LP


                                    By: _____________________________

                                           Name:
                                          Title:


                                    SOUTHWELL PARTNERS, LP


                                    By: _____________________________

                                           Name:
                                           Title:


                                    SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    SPECIAL SITUATIONS FUND III QP, L.P.


                                    By: _____________________________

                                           Name:
                                           Title:

                                    SPECIAL SITUATIONS FUND III, L.P.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    SRB GREENWAY OFFSHORE OPERATING FUND, L.P.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    SRB GREENWAY CAPITAL, L.P.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    SRB GREENWAY CAPITAL (QP), L.P.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    VISION OPPORTUNITY MASTER FUND, LTD.


                                    By: _____________________________

                                           Name:
                                           Title:

                                    WS OPPORTUNITY FUND INTERNATIONAL, LTD.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    WS OPPORTUNITY FUND, L.P.


                                    By: _____________________________

                                           Name:
                                           Title:


                                    WS OPPORTUNITY FUND (QP), L.P.


                                    By: _____________________________

                                           Name:
                                           Title:

                                                                      SCHEDULE A

                                LIST OF INVESTORS



Pinnacle China Fund LP

Amaranth Global Equities Master Fund Limited
Atlas Capital Master Fund LP
Atlas Capital (Q.P.), L.P.
Atlas Capital Offshore Exempt Fund, Ltd.
BFS US Special Opportunities Trust PLC
Crestview Capital Master LLC
D.H.  Vermoegensverwaltung - und Beteiligungsgesellschaft mbH
Jayhawk China Fund (Cayman), Ltd.
Renaissance US Growth Investment Trust PLC
Michael Ross
Sandor Capital Master Fund, LP
Southwell Partners, LP
Special Situations Private Equity Fund, L.P.
Special Situations Fund III QP, L.P.
Special Situations Fund III, L.P.
SRB Greenway Offshore Operating Fund, L.P.
SRB Greenway Capital, L.P.
SRB Greenway Capital (QP), L.P.
Vision Opportunity Master Fund, LTD.
WS Opportunity Fund International, Ltd.
WS Opportunity Fund, L.P.
WS Opportunity Fund (QP), L.P.

                                                                      SCHEDULE B

                              PLAN OF DISTRIBUTION

         We are registering the shares of common stock on behalf of the selling stockholders. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

         o        transactions  on any  national  securities  exchange  or  U.S.
                  inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

         o        in the over-the-counter market;

         o in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

         o in connection with short sales of the shares entered into after the effective date of the registration statement of which this prospectus is a part;

         o        by  pledge  to  secure  or  in   payment  of  debt  and  other
                  obligations;

         o through the writing of options, whether the options are listed on an options exchange or otherwise;

         o in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

         o        through a combination of any of the above transactions.

         Each selling stockholder and its successors, including its transferees, pledgees or donees or their successors, may sell the common stock directly to the purchaser or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholder or the purchaser. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

         In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

         The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

         Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledgee intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

         The selling stockholders also may transfer shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of common stock will be paid by the selling stockholders and/or the purchasers. Each selling stockholder has represented and warranted to us that such selling stockholder acquired the securities subject to this prospectus in the ordinary course of such selling stockholder's business and, at the time of its purchase of such securities, such selling stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

         We have advised each selling stockholder that it may not use shares to be sold under this prospectus to cover short sales of common stock made prior to the date on which the registration statement of which this prospectus forms a part shall have been declared effective by the Commission. If a selling stockholder uses this prospectus for any sale of common stock, it will be subject to the prospectus delivery requirements of the Securities Act. The selling stockholders will be responsible to comply with the applicable provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such selling stockholders in connection with resales of their respective shares under this prospectus.

         We entered into a registration rights agreement for the benefit of the selling stockholders to register the common stock under applicable federal and state securities laws. The registration rights agreement provides for cross-indemnification of the selling stockholders and us and our respective directors, officers and controlling persons against specific liabilities in connection with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholders incident to the registration of the offering and sale of the common stock.